UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08777

CREDIT SUISSE HIGH YIELD BOND FUND
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse High Yield Bond Fund Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2005 to October 31, 2006

Item 1. Reports to Stockholders.

Credit Suisse High Yield Bond Fund
Eleven Madison Avenue
New York, NY 10010

Trustees

Enrique R. Arzac - Chairman of the Board

Terry Fires Bovarnick

James Cattano

Lawrence J. Fox

Lawrence Haber

Steven Rappaport

Officers

Steven B. Plump

Chief Executive Officer and President

Martha B. Metcalf

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

J. Kevin Gao

Chief Legal Officer, Senior Vice President and Secretary

Michael A. Pignataro

Chief Financial Officer and Vice President

Robert Rizza

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

Administrator

State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

Custodian

Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
250 W. Pratt St.
Baltimore, Maryland 21201

Credit Suisse
High Yield Bond Fund

ANNUAL REPORT

October 31, 2006

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report

October 31, 2006 (unaudited)

December 11, 2006

Dear Shareholder:

Performance Summary

11/01/05 – 10/31/06

Fund & Benchmarks	Performance
Total Return (based on NAV)[1]	13.13%
Total Return (based on market value)[1]	5.23%
Merrill Lynch US High Yield Master II Constrained Index[2]	9.76%
Citigroup High-Yield Market Index[2]	9.95%

Market Overview: Strong performance based on strong fundamentals

The high yield market experienced positive returns for the 12 months ended October 31, 2006, with the Merrill Lynch US High Yield Master II Constrained Index benchmark posting a gain of 9.76% and the Citigroup High-Yield Market Index gaining 9.95%. Lower rated securities outperformed the broader market with returns of 15.5%, while the more interest rate sensitive BB-rated securities underperformed, returning 7.45%. The average yield spread between high yield bonds and Treasury securities tightened 33 basis points, ending the period at approximately 353 basis points. A solid economic backdrop, strong credit fundamentals and growing demand for yield all contributed to the market's positive performance.

All sectors within the Merrill Lynch US High-Yield Master II Constrained Index posted positive returns with airlines, fixed telecommunications and autos outperforming the broad high yield market. Interest-rate sensitive sectors (such as energy and utilities) underperformed other high yield sectors, as did healthcare and building and construction.

Both default rates and the distressed ratio (a leading indicator for future default rates) continue to be near 10-year lows, coming in at 1.46% and 2.9%, respectively. Moreover, though Moody's expects defaults to rise toward 2.6% by September of 2007, that number is well below its historical average.

The technical environment has been positive for most of the year, although it was strained in the second quarter as several large new issues were priced in the High Yield market. As these deals were digested, market technicals stabilized and the new issue calendar remained orderly — with cash from coupon and bond redemptions continuing to outpace supply.

Strategic Review and Outlook: Expecting slower growth while remaining constructive

The Fund had strong performance during the period. For the year ended October 31, 2006, the Fund returned 13.13% based on NAV, compared to 9.76% for the Merrill Lynch U.S. High Yield Master II Constrained Index and 9.95% for the Citigroup High-Yield Market Index. An overweight to the B-rated and CCC-rated issuers helped performance, as BB-rated bonds lagged the broader market. Additionally, strong security selection in the auto parts, cable, packaging, consumer products and utilities sectors contributed to performance. However, our relative underweight to airlines and automotive detracted from performance.

At the sector level, we remain positive on corporate spending and the commercial cycle broadly. Additionally, we maintain an overweight in the Cable sector as we expect product bundling will continue to support subscriber and margin growth.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

While we remain positive on the high yield market, we also feel that the best of the credit cycle does appear to be behind us. Corporate balance sheets are strong, but we expect growth to be slower in the year ahead. Consequently, we have continued to use periods of market strength as an opportunity to exit what we view as some riskier, less liquid securities and have selectively added BB exposure as the Fed approaches the end of its tightening cycle.

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management, LLC at (800) 293-1232. All other inquiries regarding account information, requests for the latest financial information or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 730-6001.

Martha Metcalf Chief Investment Officer*	Steven B. Plump Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestlinkSM Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program.

  *  Martha B. Metcalf is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and head of the U.S. High Yield Management Team. She has served in these capacities since 2005. As of November 2005, she is primarily responsible for the management of the Fund's assets. From 2000 until 2005, she was a Managing Director and Portfolio Manager of Global High Yield Bonds, and head of a global high yield business with responsibility for total return, as well as structured portfolios at Invesco. Prior to her tenure at Invesco, Ms. Metcalf served for over ten years at JPMorgan Investment Management, where she was Vice President and Portfolio Manager for High Yield Corporate Bonds.

  **  Steven B. Plump is a Managing Director of Credit Suisse and CEO/President of the Fund. He joined Warburg Pincus Asset Management ("WPAM") in 1995 and came to Credit Suisse in 1999 when it acquired WPAM.

1  Assuming reinvestment of dividends of $0.24 per share.

2  Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the index. Investors cannot invest directly in an index. In order to ensure that the index the Fund is benchmarked against is best aligned with the Fund's emphasis on diversification and risk management, effective February 28, 2006, this index replaces the Citigroup High Yield Market Index, a broad-based, unmanaged index of high-yield securities that is compiled by Citigroup Global Markets Inc.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2006 (unaudited)

Top Ten Holdings

(% of net assets as of 10/31/06)

1.	Ford Motor Credit Co. 6.625% 06/16/08	1.66%
2.	General Motors Acceptance Corp. 5.625% 05/15/09	1.58%
3.	R.H. Donnelley Corp. 6.875% 01/15/13	1.20%
4.	Tenet Healthcare Corp. 9.875% 07/01/14	1.17%
5.	Ford Motor Credit Co. 7.000% 10/01/13	1.16%
6.	CCH II LLC 10.250% 09/15/10	1.12%
7.	CCH I LLC 11.000% 10/01/15	1.11%
8.	Intelsat, Ltd. 11.250% 06/15/16	1.04%
9.	SunGard Data Systems, Inc. 10.250% 08/15/15	1.03%
10.	Allied Waste North America, Inc. 7.375% 04/15/14	1.00%

Credit Quality Breakdown

(% of total investments as of 10/31/06)

S&P Ratings
BBB	0.5%
BB	8.4
B	54.2
CCC	34.6
CC	0.5
D	0.6
NR	0.4
Subtotal	99.2
Equities and Other	0.8
Total	100.0%

Credit Suisse High Yield Bond Fund

Schedule of Investments

October 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS (128.2%)
Aerospace & Defense (1.2%)
$425	DRS Technologies, Inc., Company Guaranteed Notes (Callable 02/01/11 @ $103.81)	(B, B3)	02/01/18	7.625	$436,688
725	DRS Technologies, Inc., Global Senior Subordinated Notes (Callable 11/01/08 @ $103.44)	(B, B3)	11/01/13	6.875	728,625
350	K&F Acquisition, Inc., Global Company Guaranteed Notes (Callable 11/15/09 @ $103.88)	(B-, Caa1)	11/15/14	7.750	356,125
1,125	L-3 Communications Corp., Global Senior Subordinated Notes (Callable 01/15/10 @ $102.94) §	(BB+, Ba3)	01/15/15	5.875	1,094,062
225	TransDigm, Inc., Rule 144A, Senior Subordinated Notes (Callable 07/15/09 @ $105.81) ‡	(B-, B3)	07/15/14	7.750	232,313
					2,847,813
Agriculture (0.6%)
1,325	Southern States Cooperative, Inc., Rule 144A, Senior Notes (Callable 11/01/07 @ $108.00) ‡	(B, Caa1)	11/01/10	10.500	1,401,188
Auto Loans (5.5%)
2,900	Ford Motor Credit Co., Global Notes	(B, B1)	10/01/13	7.000	2,699,494
3,925	Ford Motor Credit Co., Notes	(B, B1)	06/16/08	6.625	3,852,348
325	Ford Motor Credit Co. Senior Notes	(B, B1)	08/10/11	9.875	336,144
3,725	General Motors Acceptance Corp., Global Notes	(BB, Ba1)	05/15/09	5.625	3,654,799
2,250	General Motors Acceptance Corp., Global Notes §	(BB, Ba1)	12/01/14	6.750	2,234,158
					12,776,943
Automobile Parts & Equipment (4.1%)
575	Accuride Corp., Global Company Guaranteed Notes (Callable 02/01/10 @ $104.25) §	(B-, B3)	02/01/15	8.500	560,625
1,025	Altra Industrial Motion, Inc., Global Secured Notes (Callable 12/01/08 @ $104.50) #	(CCC+, B1)	12/01/11	9.000	1,050,625
1,200	American Tire Distributors Holdings, Inc., Global Senior Notes (Callable 04/01/09 @ $105.38)	(CCC+, Caa1)	04/01/13	10.750	1,098,000
1,900	Goodyear Tire & Rubber Co., Global Senior Notes (Callable 07/01/10 @ $104.50) §	(B-, B2)	07/01/15	9.000	1,930,875
1,075	Insurance Auto Auctions, Inc., Global Company Guaranteed Notes (Callable 04/01/09 @ $105.50)	(CCC+, Caa1)	04/01/13	11.000	1,085,750
500	Keystone Automotive Operations, Inc., Global Senior Subordinated Notes (Callable 11/01/08 @ $104.88)	(B-, Caa1)	11/01/13	9.750	485,000
400	Lear Corp., Series B, Company Guaranteed Notes	(B-, B3)	05/15/09	8.110	407,500
1,200	Stanadyne Corp., Global Senior Subordinated Notes (Callable 08/15/09 @ $105.00)	(CCC+, Caa1)	08/15/14	10.000	1,230,000
800	Tenneco Automotive, Inc., Global Company Guaranteed Notes (Callable 11/15/09 @ $104.31)	(B, B3)	11/15/14	8.625	810,000
950	Visteon Corp., Global Senior Notes §	(CCC+, Caa2)	08/01/10	8.250	912,000
					9,570,375
Automotive (1.4%)
1,645	Ford Motor Co., Global Notes	(B, B3)	07/16/31	7.450	1,297,494
1,200	General Motors Corp., Global Debentures	(B-, Caa1)	07/15/33	8.375	1,074,000
1,075	General Motors Corp., Global Senior Notes §	(B-, Caa1)	07/15/13	7.125	967,500
					3,338,994
Beverages (0.3%)
600	Constellation Brands, Inc., Company Guaranteed Notes	(BB, Ba2)	09/01/16	7.250	612,750
Brokerage (0.3%)
775	E*TRADE Financial Corp., Global Senior Notes (Callable 06/15/08 @ $104.00)	(B+, Ba2)	06/15/11	8.000	807,938
Building & Construction (2.4%)
1,050	Ashton Woods USA/Finance, Global Senior Subordinated Notes (Callable 10/01/10 @ $104.75)	(B-, B3)	10/01/15	9.500	905,625
625	K Hovnanian Enterprises, Inc., Global Company Guaranteed Notes §	(BB, Ba1)	01/15/16	6.250	571,875
775	KB Home, Senior Subordinated Notes	(BB-, Ba2)	12/15/08	8.625	810,444
900	Standard Pacific Corp., Global Senior Notes §	(BB, Ba2)	08/15/15	7.000	848,250
1,200	Technical Olympic USA, Inc., Global Senior Subordinated Notes §	(CCC+, B3)	01/15/15	7.500	948,000
700	WCI Communities, Inc., Global Company Guaranteed Notes (Callable 03/15/10 @ $103.31)	(B+, B1)	03/15/15	6.625	574,000
1,000	William Lyon Homes, Inc., Company Guaranteed Notes (Callable 04/01/08 @ $105.38) #	(B, B2)	04/01/13	10.750	935,000
					5,593,194
Building Materials (5.2%)
1,000	Associated Materials, Inc., Global Senior Discount Notes (Callable 03/01/09 @ $105.63) +	(CCC, Caa2)	03/01/14	0.000	592,500
1,300	Building Materials Corp., Global Secured Notes (Callable 08/01/09 @ $103.88)	(B+, B3)	08/01/14	7.750	1,189,500

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Building Materials
$1,425	Coleman Cable, Inc., Global Company Guaranteed Notes (Callable 10/01/08 @ $104.94)	(B-, B3)	10/01/12	9.875	$1,453,500
500	Dayton Superior Corp., Company Guaranteed Notes (Callable 06/15/07 @ $102.17)	(CCC, Caa3)	06/15/09	13.000	502,500
750	Dayton Superior Corp., Global Secured Notes (Callable 06/15/07 @ $102.81)	(B-, Caa1)	09/15/08	10.750	780,000
1,375	Goodman Global Holding Company, Inc., Global Senior Subordinated Notes (Callable 12/15/08 @ $103.94) §	(B-, B3)	12/15/12	7.875	1,326,875
1,100	Interface, Inc., Global Senior Subordinated Notes (Callable 02/01/09 @ $104.75) §	(CCC+, B3)	02/01/14	9.500	1,146,750
325	Norcraft Companies, Global Senior Subordinated Notes (Callable 11/01/07 @ $104.50)	(B-, B1)	11/01/11	9.000	334,750
750	Norcraft Holdings, Global Senior Discount Notes (Callable 09/01/08 @ $104.88) +	(B-, Caa1)	09/01/12	0.000	624,375
1,100	Nortek, Inc., Global Senior Subordinated Notes (Callable 09/01/09 @ $104.25)	(CCC+, B3)	09/01/14	8.500	1,056,000
1,000	NTK Holdings, Inc., Global Senior Discount Notes (Callable 09/01/09 @ $105.38) +	(CCC+, Caa1)	03/01/14	0.000	690,000
1,250	Ply Gem Industries, Inc., Global Senior Subordinated Notes (Callable 02/15/08 @ $104.50) §	(CCC+, Caa1)	02/15/12	9.000	1,050,000
1,325	RMCC Acquisition Co., Rule 144A, Senior Subordinated Notes (Callable 11/01/08 @ $104.75) ‡	(CCC+, B2)	11/01/12	9.500	1,378,000
					12,124,750
Chemicals (6.3%)
650	BCP Crystal Holdings Corp., Global Senior Subordinated Notes (Callable 06/15/09 @ $104.81)	(B, B3)	06/15/14	9.625	716,625
750	CPG International I, Inc., Global Senior Notes (Callable 07/01/09 @ $105.25)	(B-, B3)	07/01/13	10.500	768,750
876	Crystal US Holdings, Global Senior Discount Notes (Callable 10/01/09 @ $105.25) +	(B, B3)	10/01/14	0.000	740,220
736	Huntsman LLC, Global Company Guaranteed Notes (Callable 07/15/08 @ $105.75)	(B, B2)	07/15/12	11.500	837,200
1,100	IMC Global, Inc., Global Senior Notes (Callable 08/01/08 @ $105.44)	(BB, Ba3)	08/01/13	10.875	1,258,125
1,450	IMC Global, Inc., Series B, Global Company Guaranteed Notes (Callable 06/01/07 @ $103.75)	(BB, Ba3)	06/01/11	11.250	1,538,812
1,200	KI Holdings, Inc., Global Senior Discount Notes (Callable 11/15/09 @ $104.94) +	(B-, B3)	11/15/14	0.000	918,000
375	Lyondell Chemical Co., Global Company Guaranteed Notes (Callable 09/15/10 @ $104.00)	(B+, B1)	09/15/14	8.000	385,313
1,800	Lyondell Chemical Co., Global Company Guaranteed Notes (Callable 09/15/11 @ $104.13)	(B+, B1)	09/15/16	8.250	1,863,000
1,375	Millennium America, Inc., Global Company Guaranteed Notes §	(B+, B1)	06/15/08	9.250	1,423,125
2,025	Nalco Finance Holdings, Inc., Global Senior Notes (Callable 02/01/09 @ $104.50) +	(B-, B3)	02/01/14	0.000	1,650,375
925	PolyOne Corp., Global Company Guaranteed Notes (Callable 05/15/07 @ $105.31)	(B+, B2)	05/15/10	10.625	996,687
550	PolyOne Corp., Senior Notes	(B+, B2)	05/01/12	8.875	561,000
832	Terra Capital, Inc., Global Secured Notes (Callable 06/01/07 @ $105.75)	(B-, B2)	06/01/10	11.500	906,880
					14,564,112
Computer Hardware (0.5%)
1,175	Activant Solutions, Inc., Rule 144A, Senior Subordinated Notes (Callable 05/01/11 @ $104.75) ‡	(CCC+, Caa1)	05/01/16	9.500	1,098,625
Consumer Products (4.2%)
1,850	AAC Group Holding Corp., Global Senior Discount Notes (Callable 10/01/08 @ $105.13) +	(CCC+, B3)	10/01/12	0.000	1,591,000
1,000	ALH Finance LLC/ALH Finance Corp., Global Senior Subordinated Notes (Callable 01/15/09 @ 104.25) §	(CCC+, B3)	01/15/13	8.500	997,500
1,525	Amscan Holdings, Inc., Global Senior Subordinated Notes (Callable 05/01/09 @ $104.38)	(CCC+, Caa1)	05/01/14	8.750	1,448,750
1,325	Del Laboratories, Inc., Global Company Guaranteed Notes (Callable 02/01/08 @ $104.00)	(CCC, Caa2)	02/01/12	8.000	1,209,062
1,025	Jarden Corp., Global Company Guaranteed Notes (Callable 05/01/07 @ $104.88)	(B-, B3)	05/01/12	9.750	1,089,062
850	Playtex Products, Inc., Global Company Guaranteed Notes (Callable 06/01/07 @ $103.13)	(B-, Caa1)	06/01/11	9.375	888,250
1,250	Prestige Brands, Inc., Global Senior Subordinated Notes (Callable 04/15/08 @ $104.63)	(B-, B3)	04/15/12	9.250	1,278,125
750	Revlon Consumer Products Corp., Global Senior Notes (Callable 04/01/08 @ $104.75) §	(CCC, Caa2)	04/01/11	9.500	681,563
425	Samsonite Corp., Global Senior Subordinated Notes (Callable 06/01/08 @ $104.44)	(B-, B3)	06/01/11	8.875	447,313
					9,630,625
Diversified Capital Goods (2.2%)
1,000	Amsted Industries, Inc., Rule 144A, Senior Notes (Callable 10/15/07 @ $105.12) ‡	(B, Caa1)	10/15/11	10.250	1,080,000
1,000	Blount, Inc., Senior Subordinated Notes (Callable 08/01/08 @ $104.44)	(B, B2)	08/01/12	8.875	1,005,000
1	JII Holdings LLC, Global Secured Notes (Callable 01/01/07 @ $103.25)	(CCC-, Caa3)	04/01/07	13.000	477
275	RBS Global & Rexnord Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/10 @ $104.75) ‡	(CCC+, B3)	08/01/14	9.500	286,000
600	RBS Global & Rexnord Corp., Rule 144A, Senior Subordinated Notes ( Callable 08/01/11 @ $105.88) ‡	(CCC+, Caa1)	08/01/16	11.750	627,000
950	Sensus Metering Systems, Global Senior Subordinated Notes (Callable 12/15/08 @ $104.31)	(B-, B3)	12/15/13	8.625	935,750
1,350	TriMas Corp., Global Company Guaranteed Notes (Callable 06/15/07 @ $104.94)	(CCC+, B3)	06/15/12	9.875	1,279,125
					5,213,352

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Electric - Generation (3.5%)
$1,000	AES Corp., Rule 144A, Secured Notes (Callable 05/15/08 @ $104.50) ‡	(BB-, Ba3)	05/15/15	9.000	$1,081,250
1,800	Calpine Generating Company LLC, Global Secured Notes (Callable 04/01/08 @ $103.50) #	(D, NR)	04/01/10	11.073	1,903,500
1,375	Dynegy Holdings, Inc., Global Senior Unsecured Notes §	(B-, B2)	05/01/16	8.375	1,419,687
650	Edison Mission Energy, Senior Notes	(BB-, B1)	06/15/09	7.730	679,250
675	Midwest Generation LLC, Global Secured Notes (Callable 05/01/09 @ $104.38)	(B+, Ba2)	05/01/34	8.750	733,219
438	Midwest Generation LLC, Series B, Global Pass Thru Certificates	(BB-, Ba2)	01/02/16	8.560	473,606
675	NRG Energy, Inc., Company Guaranteed Notes (Callable 02/01/11 @ $103.69)	(B-, B1)	02/01/16	7.375	684,281
1,025	Reliant Energy, Inc., Global Secured Notes (Callable 07/15/08 @ $104.75)	(B, B2)	07/15/13	9.500	1,078,813
					8,053,606
Electric - Integrated (0.6%)
800	CMS Energy Corp., Global Senior Notes	(B+, Ba3)	08/01/10	7.750	844,000
500	Sierra Pacific Resources, Global Senior Notes (Callable 03/15/09 @ $104.31)	(B, B1)	03/15/14	8.625	544,337
					1,388,337
Electronics (2.6%)
1,400	Amkor Technology, Inc., Global Senior Notes (Callable 05/15/08 @ $103.88)	(CCC+, Caa1)	05/15/13	7.750	1,240,750
191	Ampex Corp., Secured Notes ^	(NR, NR)	08/15/08	12.000	191,157
1,000	GrafTech Finance, Inc., Global Company Guaranteed Notes (Callable 02/15/07 @ $105.12)	(B-, B2)	02/15/12	10.250	1,056,250
375	Magnachip Semiconductor, Global Senior Subordinated Notes (Callable 12/15/09 @ $104.00) (Luxembourg) §	(B-, B3)	12/15/14	8.000	225,000
1,100	Sanmina-SCI Corp., Senior Subordinated Notes (Callable 03/01/11 @ $104.06)	(B, Ba3)	03/01/16	8.125	1,087,625
1,225	Spansion, Inc., Rule 144A, Senior Notes (Callable 01/15/11 @ $105.62) ‡	(B, Caa1)	01/15/16	11.250	1,280,125
1,000	Viasystems, Inc., Global Senior Subordinated Notes (Callable 01/15/08 @ $105.25)	(CCC+, Caa2)	01/15/11	10.500	990,000
					6,070,907
Energy - Exploration & Production (2.8%)
1,933	Chesapeake Energy Corp., Senior Notes (Callable 01/15/09 @ $103.44)	(BB, Ba2)	01/15/16	6.875	1,928,167
200	Comstock Resources, Inc., Senior Notes (Callable 03/01/08 @ $103.44)	(B, B2)	03/01/12	6.875	190,250
575	El Paso Production Holding Co., Global Company Guaranteed Notes (Callable 06/01/08 @ $103.88)	(B+, B1)	06/01/13	7.750	592,250
225	Encore Acquisition Co., Company Guaranteed Notes (Callable 12/01/10 @ $103.63)	(B, B1)	12/01/17	7.250	217,688
200	Forest Oil Corp., Global Company Guranteed Notes (Callable 05/01/07 @ $103.88)	(B+, B1)	05/01/14	7.750	202,000
850	Hilcorp Energy I, Rule 144A, Senior Notes (Callable 06/01/11 @ $104.50) ‡	(B, B3)	06/01/16	9.000	884,000
423	Magnum Hunter Resources, Inc., Global Company Guaranteed Notes (Callable 03/15/07 @ $104.80)	(B+, Ba3)	03/15/12	9.600	447,322
1,150	Petrohawk Energy Corp., Rule 144A, Company Guaranteed Notes (Callable 07/15/10 @ $104.56) ‡	(B-, B3)	07/15/13	9.125	1,178,750
200	Range Resources Corp., Global Company Guaranteed Notes (Callable 03/15/10 @ $103.19)	(B, B1)	03/15/15	6.375	193,000
600	Whiting Petroleum Corp., Global Senior Subordinated Notes (Callable 05/01/08 @ $103.63)	(B, B1)	05/01/12	7.250	597,000
					6,430,427
Environmental (1.6%)
2,325	Allied Waste North America, Inc., Series B, Global Senior Notes (Callable 04/15/09 @ $103.69) §	(B+, B3)	04/15/14	7.375	2,325,000
1,275	Waste Services, Inc., Global Senior Subordinated Notes (Callable 04/15/09 @ $104.75)	(CCC, Caa1)	04/15/14	9.500	1,313,250
					3,638,250
Food & Drug Retailers (1.8%)
1,750	Duane Reade, Inc., Global Senior Subordinated Notes (Callable 08/01/08 @ $104.88)	(CC, Caa3)	08/01/11	9.750	1,553,125
250	Ingles Markets, Inc., Global Company Guaranteed Notes (Callable 12/01/06 @ $104.44)	(B, B3)	12/01/11	8.875	261,875
1,000	Rite Aid Corp., Global Company Guaranteed Notes (Callable 01/15/10 @ $103.75)	(B+, B2)	01/15/15	7.500	956,250
1,475	Stater Brothers Holdings, Inc., Global Senior Notes (Callable 06/15/08 @ $104.06)	(B+, B1)	06/15/12	8.125	1,493,437
					4,264,687
Food - Wholesale (1.6%)
164	Birds Eye Foods, Inc., Company Guaranteed Notes (Callable 11/20/06 @ $100.00)	(NR, B3)	11/01/08	11.875	164,820
625	Dole Foods Co., Debentures §	(B, B3)	07/15/13	8.750	585,937
950	National Beef Packing Company LLC, Global Senior Notes (Callable 08/01/07 @ $105.25)	(B-, Caa1)	08/01/11	10.500	992,750

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Food - Wholesale
$1,000	Pinnacle Foods Holding Corp., Global Senior Subordinated Notes (Callable 12/01/08 @ $104.13) §	(B-, B3)	12/01/13	8.250	$1,007,500
850	Swift & Co., Global Senior Subordinated Notes (Callable 10/01/07 @ $103.13)	(CCC+, Caa1)	01/01/10	12.500	871,250
					3,622,257
Forestry & Paper (4.1%)
800	Boise Cascade LLC, Global Company Guaranteed Notes (Callable 10/15/09 @ $103.56) §	(B+, B2)	10/15/14	7.125	758,000
1,150	Cellu Tissue Holdings, Inc., Global Secured Notes (Callable 03/15/07 @ $107.31)	(B, B2)	03/15/10	9.750	1,147,125
750	Georgia-Pacific Corp., Global Senior Notes §	(B, B2)	01/15/24	8.000	757,500
1,225	Graphic Packaging International Corp., Global Senior Subordinated Notes (Callable 08/15/08 @ $104.75) §	(B-, B3)	08/15/13	9.500	1,264,812
625	Newark Group, Inc., Global Senior Subordinated Notes (Callable 03/15/09 @ $104.88)	(B-, Caa1)	03/15/14	9.750	615,625
950	NewPage Corp., Global Senior Subordinated Notes (Callable 05/01/09 @ $106.00) §	(CCC+, Caa1)	05/01/13	12.000	997,500
750	NewPage Corp., Global Secured Notes (Callable 05/01/09 @ $106.00) §	(CCC+, B3)	05/01/12	10.000	789,375
2,000	Smurfit-Stone Container, Global Senior Notes (Callable 07/01/07 @ $104.19) §	(CCC+, B2)	07/01/12	8.375	1,960,000
175	Verso Paper Holdings LLC, Rule 144A, Secured Notes (Callable 08/01/10 @ $104.56) ‡	(B+, B2)	08/01/14	9.125	178,500
925	Verso Paper Holdings LLC, Rule 144A, Senior Subordinated Notes (Callable 08/01/11 @ $105.69) ‡	(B-, B3)	08/01/16	11.375	943,500
					9,411,937
Gaming (5.7%)
800	Aztar Corp., Global Senior Subordinated Notes (Callable 08/15/07 @ $103.00)	(B+, Ba3)	08/15/11	9.000	839,000
1,550	CCM Merger, Inc., Rule 144A, Notes (Callable 08/01/09 @ $104.00) ‡	(CCC+, B3)	08/01/13	8.000	1,501,562
725	Hard Rock Hotel, Inc., Global Notes (Callable 06/01/08 @ $104.44)	(B, B2)	06/01/13	8.875	783,000
800	Herbst Gaming, Inc., Global Senior Subordinated Notes (Callable 06/01/08 @ $104.06)	(B-, B3)	06/01/12	8.125	824,000
1,500	Inn of the Mountain Gods, Global Senior Notes (Callable 11/15/07 @ $106.00)	(B-, B3)	11/15/10	12.000	1,612,500
625	Isle of Capri Casinos, Inc., Global Senior Subordinated Notes (Callable 03/01/09 @ $103.50) §	(B, B2)	03/01/14	7.000	603,125
1,125	Jacobs Entertainment, Inc., Rule 144A, Senior Notes (Callable 06/15/10 @ $104.88) ‡	(B-, B3)	06/15/14	9.750	1,122,187
775	Majestic Star Casino LLC, Company Guaranteed Notes (Callable 10/15/07 @ $104.75)	(B+, B1)	10/15/10	9.500	786,625
800	Majestic Star Casino LLC, Global Senior Unsecured Notes (Callable 10/15/08 @ $104.88)	(CCC+, Caa1)	01/15/11	9.750	736,000
350	MGM Mirage, Inc., Company Guaranteed Notes	(BB, Ba2)	09/15/10	8.500	372,313
450	MGM Mirage, Inc., Company Guaranteed Notes	(B+, B1)	02/01/11	8.375	469,688
300	Pokagon Gaming Authority, Rule 144A, Senior Notes (Callable 06/15/10 @ $105.19) ‡	(B, B3)	06/15/14	10.375	323,250
400	Resorts International Hotel & Casino, Inc., Global Company Guaranteed Notes (Callable 03/15/07 @ $106.00)	(B, B2)	03/15/09	11.500	403,000
1,000	Trump Entertainment Resorts, Inc., Secured Notes (Callable 06/01/10 @ $104.25) §	(B-, Caa1)	06/01/15	8.500	983,750
800	Turning Stone Resort Casino, Rule 144A, Senior Notes (Callable 09/15/10 @ $104.56) ‡	(B+, Ba3)	09/15/14	9.125	818,000
303	Waterford Gaming LLC, Rule 144A, Senior Notes (Callable 09/15/08 @ $103.55) ‡	(BB-, B1)	09/15/12	8.625	322,695
775	Wynn Las Vegas LLC, Global First Mortgage Notes (Callable 12/01/09 @ $103.31)	(BB-, B1)	12/01/14	6.625	763,375
					13,264,070
Gas Distribution (2.3%)
750	El Paso Corp., Senior Notes §	(B, B2)	05/15/11	7.000	765,000
1,000	El Paso Natural Gas Co., Series A, Global Senior Notes (Callable 08/01/07 @ $103.81)	(B+, Ba1)	08/01/10	7.625	1,037,500
1,625	El Paso Performance-Link, Rule 144A, Notes ‡	(B+, B2)	07/15/11	7.750	1,690,000
825	Inergy LP/Inergy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13)	(B, B1)	03/01/16	8.250	860,063
825	Williams Companies, Inc., Global Senior Unsecured Notes	(BB-, Ba2)	03/15/12	8.125	888,937
					5,241,500
Health Services (7.0%)
1,800	CDRV Investors, Inc., Global Senior Discount Notes (Callable 01/01/10 @ $104.81) +	(B-, Caa2)	01/01/15	0.000	1,404,000
750	Fisher Scientific International, Inc., Global Senior Subordinated Notes (Callable 08/15/09 @ $103.38)	(BB+, Ba2)	08/15/14	6.750	767,813
1,800	HCA, Inc., Global Senior Unsecured Notes §	(B-, Ba2)	02/15/16	6.500	1,435,500
1,150	HCA, Inc., Senior Unsecured Notes	(B-, Caa1)	10/01/12	6.300	983,250
1,275	Healthsouth Corp., Rule 144A, Senior Notes (Callable 06/15/11 @ $105.38) ‡§	(CCC+, Caa1)	06/15/16	10.750	1,313,250
1,025	Iasis Healthcare/Capital Corp., Global Senior Subordinated Notes (Callable 06/15/09 @ $104.38)	(B-, B3)	06/15/14	8.750	995,531

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Health Services
$250	Medquest, Inc., Series B, Global Company Guaranteed Notes (Callable 08/15/07 @ $105.94)	(CCC, Caa1)	08/15/12	11.875	$210,000
800	Senior Housing Properties Trust, Senior Notes	(BB+, Ba2)	01/15/12	8.625	866,000
750	Stewart Enterprises, Inc. Global Senior Notes (Callable 02/15/09 @ $103.13)	(B+, B1)	02/15/13	6.250	710,625
2,750	Tenet Healthcare Corp., Global Senior Notes	(CCC+, Caa1)	07/01/14	9.875	2,705,312
500	Tenet Healthcare Corp., Global Senior Notes §	(CCC+, Caa1)	02/01/15	9.250	476,875
640	Triad Hospitals, Inc., Senior Notes (Callable 05/15/08 @ $103.50)	(BB-, B2)	05/15/12	7.000	638,400
875	Triad Hospitals, Inc., Senior Subordinated Notes (Callable 11/15/08 @ $103.50)	(B+, B2)	11/15/13	7.000	855,313
1,275	Universal Hospital Services, Inc., Global Senior Notes (Callable 11/01/07 @ $105.06)	(B-, B3)	11/01/11	10.125	1,354,687
1,600	Vanguard Health Holding Co., Global Senior Subordinated Notes (Callable 10/01/09 @ $104.50)	(CCC+, Caa1)	10/01/14	9.000	1,556,000
					16,272,556
Hotels (0.8%)
500	Bluegreen Corp., Series B, Company Guaranteed Notes	(B-, B3)	04/01/08	10.500	500,000
350	Host Hotels & Resorts LP, Rule 144A, Senior Notes (Callable 11/01/10 @ $103.44) ‡	(BB, Ba1)	11/01/14	6.875	353,063
950	Host Marriott LP, Series Q, Global Company Guaranteed Notes (Callable 06/01/11 @ $103.33) §	(BB, Ba1)	06/01/16	6.750	929,812
					1,782,875
Household & Leisure Products (1.3%)
500	Ames True Temper, Inc., Global Company Guaranteed Notes (Callable 01/15/07 @ $103.00) #§	(CCC+, Caa1)	01/15/12	9.374	507,500
1,400	Ames True Temper, Inc., Global Senior Subordinated Notes (Callable 07/15/08 @ $105.00)	(CCC-, Caa2)	07/15/12	10.000	1,249,500
525	Sealy Mattress Co., Global Senior Subordinated Notes (Callable 06/15/09 @ $104.13) §	(B, B2)	06/15/14	8.250	547,313
825	Simmons Bedding Co., Global Senior Subordinated Notes (Callable 01/15/09 @ $103.94) §	(B-, B3)	01/15/14	7.875	818,812
					3,123,125
Leisure (1.0%)
250	Bally Total Fitness Holding Corp., Global Senior Notes (Callable 07/15/07 @ $105.25)	(CCC-, Caa1)	07/15/11	10.500	243,125
950	Six Flags, Inc., Global Senior Notes (Callable 02/01/07 @ $102.96)	(CCC, Caa1)	02/01/10	8.875	926,250
1,050	Six Flags, Inc., Global Senior Notes (Callable 06/01/09 @ $104.81)	(CCC, Caa1)	06/01/14	9.625	966,000
100	Travelport, Inc., Rule 144A, Senior Notes (Callable 09/01/10 @ $104.94) ‡	(B-, Caa1)	09/01/14	9.875	99,125
					2,234,500
Machinery (0.4%)
850	Case New Holland, Inc., Global Company Guaranteed Notes (Callable 08/01/07 @ $104.62)	(BB, Ba3)	08/01/11	9.250	906,313
Media - Broadcast (3.4%)
1,000	Allbritton Communications Co., Global Senior Subordinated Notes (Callable 12/15/07 @ $103.88)	(B-, B1)	12/15/12	7.750	1,010,000
600	CMP Susquehanna Corp. Rule 144A, Senior Subordinated Notes (Callable 05/15/10 @ $104.94) ‡§	(CCC, B3)	05/15/14	9.875	582,750
450	Fisher Communications, Inc., Global Senior Notes (Callable 09/15/09 @ $104.31)	(B-, B2)	09/15/14	8.625	477,000
550	Gray Television, Inc., Global Company Guaranteed Notes (Callable 12/15/06 @ $104.62)	(B-, B1)	12/15/11	9.250	578,187
1,275	ION Media Networks, Inc., Rule 144A, Secured Notes (Callable 01/15/08 @ $102.00) ‡#	(CCC-, Caa2)	01/15/13	11.624	1,282,969
1,075	Nexstar Finance, Inc., Global Senior Subordinated Notes (Callable 01/15/09 @ $103.50) §	(CCC+, B3)	01/15/14	7.000	995,719
1,000	Sirius Satellite Radio, Inc., Global Senior Unsecured Notes (Callable 09/01/09 @ $104.81) §	(CCC, Caa1)	08/01/13	9.625	980,000
600	XM Satellite Radio, Inc. Global Company Guaranteed Notes (Callable 05/01/08 @ $102.00) #	(CCC, Caa1)	05/01/13	9.871	567,000
1,650	Young Broadcasting, Inc., Global Senior Subordinated Notes (Callable 01/15/09 @ $104.38) §	(CCC-, Caa1)	01/15/14	8.750	1,427,250
					7,900,875
Media - Cable (8.6%)
1,450	Atlantic Broadband Finance LLC, Global Company Guaranteed Notes (Callable 01/15/09 @ $104.69) §	(CCC+, Caa1)	01/15/14	9.375	1,450,000
1,025	CCH I Holdings LLC, Global Company Guaranteed Notes (Callable 09/30/07 @ $103.92) §	(CCC-, Caa3)	05/15/14	11.750	878,938
2,650	CCH I LLC, Global Secured Notes (Callable 10/01/10 @ $105.50) §	(CCC-, Caa2)	10/01/15	11.000	2,567,187
2,500	CCH II LLC, Senior Notes (Callable 09/15/08 @ $105.12)	(CCC-, Caa2)	09/15/10	10.250	2,593,750
925	CCO Holdings LLC, Global Senior Notes (Callable 11/15/08 @ $104.38)	(CCC-, Caa1)	11/15/13	8.750	945,812
1,200	Charter Communications Holdings LLC, Senior Discount Notes (Callable 04/01/07 @ $100.00) #§	(CCC-, Caa3)	04/01/11	9.920	1,056,000
1,850	CSC Holdings, Inc., Rule 144A, Senior Notes ‡	(B+, B2)	04/15/12	6.750	1,833,812
1,625	CSC Holdings, Inc., Series B, Senior Notes	(B+, B2)	04/01/11	7.625	1,647,344
175	DirecTV Holdings/Finance, Global Company Guaranteed Notes (Callable 06/15/10 @ $103.19) §	(BB-, Ba3)	06/15/15	6.375	168,438

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Media - Cable
$1,150	EchoStar DBS Corp., Global Company Guaranteed Notes §	(BB-, Ba3)	10/01/14	6.625	$1,112,625
825	GCI, Inc., Global Senior Notes (Callable 02/15/09 @ $103.63) §	(B+, B1)	02/15/14	7.250	804,375
1,400	Insight Communications Company, Inc., Senior Discount Notes (Callable 02/15/07 @ $104.08)	(CCC+, B3)	02/15/11	12.250	1,480,500
500	Insight Midwest/Insight Capital Corp., Global Senior Notes (Callable 11/01/06 @ $103.50)	(B, B2)	11/01/10	10.500	518,750
200	Insight Midwest/Insight Capital Corp., Senior Notes (Callable 10/01/07 @ $100.00)	(B, B3)	10/01/09	9.750	204,000
1,825	Mediacom Broadband LLC, Global Senior Notes (Callable 10/15/10 @ $104.25)	(B, B3)	10/15/15	8.500	1,831,844
825	Mediacom LLC/Capital Corp., Senior Notes (Callable 02/15/07 @ $101.97)	(B, B3)	02/15/11	7.875	825,000
					19,918,375
Media - Services (0.2%)
750	WMG Holdings Corp., Global Senior Discount Notes (Callable 12/15/09 @ $104.75) +	(B-, B2)	12/15/14	0.000	577,500
Metal & Mining - Excluding Steel (1.5%)
1,600	Alpha Natural Resources LLC, Global Company Guaranteed Notes (Callable 06/01/08 @ $105.00)	(B-, B3)	06/01/12	10.000	1,728,000
1,025	PNA Group, Inc., Rule 144A, Senior Notes (Callable 09/01/11 @ $105.38) ‡	(B-, B3)	09/01/16	10.750	1,060,875
725	Southern Copper Corp., Global Senior Notes	(BBB-, Baa2)	07/27/35	7.500	778,773
					3,567,648
Non-Food & Drug Retailers (6.6%)
1,507	Affinity Group, Inc., Global Senior Subordinated Notes (Callable 02/15/08 @ $105.44)	(CCC+, Caa1)	02/15/12	10.875	1,484,173
1,125	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 06/15/07 @ $104.50) §	(B, B3)	06/15/12	9.000	1,170,000
1,200	Brookstone Company, Inc., Global Secured Notes (Callable 10/15/09 @ $106.00) §	(B, Caa1)	10/15/12	12.000	1,164,000
1,250	Finlay Fine Jewelry Corp., Global Senior Notes (Callable 06/01/08 @ $104.19)	(B-, B3)	06/01/12	8.375	1,131,250
1,075	GameStop Corp., Global Company Guaranteed Notes (Callable 10/01/09 @ $104.00) §	(B+, B1)	10/01/12	8.000	1,120,687
275	General Nutrition Center, Global Company Guaranteed Notes (Callable 01/15/08 @ $104.31)	(B-, B1)	01/15/11	8.625	285,312
1,150	General Nutrition Center, Global Senior Subordinated Notes (Callable 12/01/07 @ $104.25)	(CCC+, B3)	12/01/10	8.500	1,152,875
500	Intcomex, Inc., Rule 144A, Secured Notes (Callable 01/15/07 @ $106.00) ‡	(B-, Caa1)	01/15/11	11.750	497,500
505	Michaels Stores, Inc., Rule 144A, Senior Notes (Callable 11/01/10 @ $105.00) ‡	(CCC, B2)	11/01/14	10.000	508,156
895	Michaels Stores, Inc., Rule 144A, Senior Subordinated Notes (Callable 11/01/11 @ $105.69) ‡	(CCC, Caa1)	11/01/16	11.375	900,594
500	Nebraska Book Company, Inc., Global Senior Subordinated Notes (Callable 03/15/08 @ $104.31)	(CCC, B3)	03/15/12	8.625	472,500
1,585	Neiman Marcus Group, Inc., Global Company Guaranteed Notes (Callable 10/15/10 @ $105.19) §	(B-, B3)	10/15/15	10.375	1,741,519
1,000	PCA LLC, Global Senior Notes ø	(NR, NR)	08/01/09	11.875	240,000
1,275	Rent-Way, Inc., Global Secured Notes	(NR, NR)	06/15/10	11.875	1,498,017
600	SGS International, Inc., Global Senior Subordinated Notes (Callable 12/15/09 @ $106.00)	(B-, B3)	12/15/13	12.000	621,000
1,225	Stripes Acquisition LLC, Rule 144A, Senior Notes (Callable 12/15/09 @ $105.31) ‡	(B, B2)	12/15/13	10.625	1,335,250
					15,322,833
Office Equipment (0.4%)
825	Xerox Corp., Senior Notes (Callable 06/15/08 @ $103.81) §	(BB+, Ba1)	06/15/13	7.625	866,250
Oil Refining & Marketing (0.6%)
450	Giant Industries, Inc., Company Guaranteed Notes (Callable 05/15/09 @ $104.00)	(B-, B2)	05/15/14	8.000	489,375
743	Giant Industries, Inc., Global Company Guaranteed Notes (Callable 05/15/07 @ $105.50)	(B-, B2)	05/15/12	11.000	806,155
					1,295,530
Packaging (4.6%)
450	Amtrol, Inc., Senior Subordinated Notes §	(NR, NR)	12/31/06	10.625	437,625
780	Berry Plastics Holding Corp., Rule 144A, Secured Notes (Callable 09/15/10 @ $104.44) ‡§	(CCC+, B2)	09/15/14	8.875	791,700
1,625	Constar International, Inc., Senior Subordinated Notes (Callable 12/01/07 @ $105.50)	(CCC, Caa2)	12/01/12	11.000	1,466,562
1,000	Covalence Specialty Materials Corp., Rule 144A, Senior Subordinated Notes (Callable 03/01/11 @ $105.13) ‡	(CCC+, B3)	03/01/16	10.250	970,000
650	Crown Americas LLC, Global Senior Notes (Callable 11/15/10 @ $103.88) §	(B, B1)	11/15/15	7.750	670,313
50	Graham Packaging Company, Inc., Global Company Guaranteed Notes (Callable 10/15/08 @ $104.25)	(CCC+, Caa1)	10/15/12	8.500	50,000
1,225	Graham Packaging Company, Inc., Global Subordinated Notes (Callable 10/15/09 @ $104.94) §	(CCC+, Caa1)	10/15/14	9.875	1,234,187
1,000	Intertape Polymer US, Inc., Global Senior Subordinated Notes (Callable 08/01/09 @ $104.25)	(CCC, Caa1)	08/01/14	8.500	905,000
154	Owens-Brockway Glass Containers, Global Company Guaranteed Notes (Callable 02/15/07 @ $102.22)	(BB-, B1)	02/15/09	8.875	158,620

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Packaging
$850	Owens-Brockway Glass Containers, Inc., Rule 144A, Senior Notes (Callable 05/15/08 @ $104.13) ‡	(B, B3)	05/15/13	8.250	$879,750
800	Plastipak Holdings, Inc., Rule 144A, Senior Notes (Callable 12/15/10 @ $104.25) ‡	(B, B3)	12/15/15	8.500	832,000
800	Pliant Corp., Global Secured Notes (Callable 06/01/07 @ $105.56)	(CCC, Caa1)	09/01/09	11.125	784,000
1	Pliant Corp., Global Secured Notes (Callable 06/15/07 @ $111.62)	(B-, NR)	06/15/09	11.625	624
1,825	Solo Cup Co., Global Senior Subordinated Notes (Callable 02/15/09 @ $104.25)	(CCC+, Caa2)	02/15/14	8.500	1,551,250
					10,731,631
Pharmaceuticals (0.3%)
700	Athena Neurosciences Finance LLC, Company Guaranteed Notes	(B, B3)	02/21/08	7.250	703,500
Printing & Publishing (6.2%)
1,225	American Media Operations, Inc., Series B, Global Company Guaranteed Notes (Callable 05/01/07 @ $100.00)	(CCC-, Caa2)	05/01/09	10.250	1,166,812
1,625	CBD Media Holdings/Finance, Global Senior Notes (Callable 07/15/08 @ $104.63)	(CCC+, Caa1)	07/15/12	9.250	1,627,031
1,000	Cenveo Corp., Global Senior Subordinated Notes (Callable 12/01/08 @ $103.94)	(B-, B3)	12/01/13	7.875	950,000
2,000	Dex Media, Inc., Global Discount Notes (Callable 11/15/08 @ $104.50) +	(B, B3)	11/15/13	0.000	1,752,500
50	Dex Media, Inc., Global Notes (Callable 11/15/08 @ $104.00)	(B, B3)	11/15/13	8.000	50,813
1,150	Haights Cross Operating Co., Global Company Guaranteed Notes (Callable 08/15/08 @ $105.88)	(CCC, Caa1)	08/15/11	11.750	1,184,500
1,475	Houghton Mifflin Co., Global Senior Discount Notes (Callable 10/15/08 @ $105.75) +	(CCC+, Caa1)	10/15/13	0.000	1,338,562
575	Houghton Mifflin Co., Global Senior Subordinated Notes (Callable 02/01/08 @ $104.94)	(CCC+, B3)	02/01/13	9.875	618,844
2,950	R.H. Donnelley Corp., Series A-2, Global Senior Discount Notes (Callable 01/15/09 @ $103.44) §	(B, B3)	01/15/13	6.875	2,791,437
250	R.H. Donnelley Corp., Series A-3, Global Senior Notes (Callable 01/15/11 @ $104.44)	(B, B3)	01/15/16	8.875	259,063
1,100	Vertis, Inc., Series B, Global Company Guaranteed Notes (Callable 06/15/07 @ $102.72)	(CCC, Caa1)	06/15/09	10.875	1,100,000
1,450	WDAC Subsidiary Corp., Rule 144A, Senior Notes (Callable 12/01/09 @ $104.19) ‡§	(CCC+, Caa1)	12/01/14	8.375	1,457,250
					14,296,812
Restaurants (2.2%)
1,325	Buffets, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/01/10 @ $106.25) ‡	(CCC, Caa1)	11/01/14	12.500	1,338,250
1,350	Denny's Corp., Global Company Guaranteed Notes (Callable 10/01/08 @ $105.00) §	(CCC+, Caa1)	10/01/12	10.000	1,410,750
1,000	Friendly Ice Cream Corp., Global Senior Notes (Callable 06/15/08 @ $104.19) §	(CCC+, Caa1)	06/15/12	8.375	915,000
1,025	Sbarro, Inc., Company Guaranteed Notes (Callable 09/15/07 @ $100.00) §	(CCC+, Caa1)	09/15/09	11.000	1,048,062
450	Uno Restaurant Corp., Rule 144A, Senior Notes (Callable 02/15/08 @ $110.00) ‡§	(CCC, Caa1)	02/15/11	10.000	364,500
					5,076,562
Software/Services (1.3%)
675	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 08/15/09 @ $104.56) §	(B-, Caa1)	08/15/13	9.125	703,688
2,275	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 08/15/10 @ $105.13)	(B-, Caa1)	08/15/15	10.250	2,394,437
					3,098,125
Steel Producers/Products (2.0%)
1,325	AK Steel Corp., Global Company Guaranteed Notes (Callable 06/15/07 @ $103.88) §	(B+, B2)	06/15/12	7.750	1,331,625
1,225	Edgen Acquisition Corp., Global Secured Notes (Callable 02/01/08 @ $104.94)	(B-, B3)	02/01/11	9.875	1,218,875
850	International Steel Group, Inc., Global Senior Notes §	(BBB-, Ba1)	04/15/14	6.500	854,250
1,225	RathGibson, Inc., Rule 144A, Senior Notes (Callable 02/15/10 @ $105.62) ‡	(B-, B3)	02/15/14	11.250	1,280,125
750	WCI Steel Escrow ø	(NR, NR)	12/01/04	10.000	24,675
					4,709,550
Support - Services (6.6%)
1,250	Allied Security Escrow Corp., Global Senior Subordinated Notes (Callable 07/15/08 @ $105.69)	(CCC+, Caa1)	07/15/11	11.375	1,262,500
400	Ashtead Capital, Inc., Rule 144A, Notes (Callable 08/15/11 @ $104.50) ‡	(B, B3)	08/15/16	9.000	423,000
914	DI Finance/Dyncorp International, Global Senior Subordinated Notes (Callable 02/15/09 @ $104.75)	(B, B3)	02/15/13	9.500	955,130
150	Education Management LLC, Rule 144A, Senior Notes (Callable 06/01/10 @ $104.38) ‡	(CCC+, B2)	06/01/14	8.750	154,500
1,075	Education Management LLC, Rule 144A, Senior Subordinated Notes (Callable 06/01/11 @ $105.13) ‡§	(CCC+, Caa1)	06/01/16	10.250	1,120,688
500	Hertz Corp., Rule 144A, Senior Notes (Callable 01/01/10 @ $104.44) ‡	(B, B1)	01/01/14	8.875	525,000
600	Hertz Corp., Rule 144A, Senior Subordinated Notes (Callable 01/01/11 @ $105.25) ‡	(B, B3)	01/01/16	10.500	661,500

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Support-Services
$1,000	HydroChem Industrial Services, Inc., Rule 144A, Senior Subordinated Notes
	(Callable 02/15/09 @ $104.63) ‡	(CCC+, Caa1)	02/15/13	9.250	$997,500
750	Iron Mountain, Inc., Company Guaranteed Notes (Callable 04/01/07 @ $102.88)	(B, B3)	04/01/13	8.625	776,250
250	Iron Mountain, Inc., Company Guaranteed Notes (Callable 07/01/08 @ $103.31)	(B, B3)	01/01/16	6.625	238,750
1,500	Johnsondiversey Holdings, Inc., Global Discount Notes (Callable 05/15/07 @ $105.34) +	(CCC+, Caa1)	05/15/13	0.000	1,361,250
750	Language Line, Inc., Global Senior Subordinated Notes (Callable 06/15/08 @ 105.56) §	(CCC+, B3)	06/15/12	11.125	755,625
775	Mobile Services Group, Inc., Rule 144A, Senior Notes (Callable 08/01/10 @ $104.88) ‡	(B-, B3)	08/01/14	9.750	806,969
1,000	Muzak LLC/Muzak Finance Corp., Global Senior Notes (Callable 02/15/07 @ $102.50)	(CCC-, Caa1)	02/15/09	10.000	906,250
1,825	TDS Investor Corp., Rule 144A, Senior Subordinated Notes (09/01/11 @ 105.94) ‡	(B-, Caa1)	09/01/16	11.875	1,806,750
1,675	United Rentals North America, Inc., Global Senior Subordinated Notes (Callable 02/15/09 @ $103.50) §	(B, B3)	02/15/14	7.000	1,612,187
900	Williams Scotsman, Inc., Global Company Guaranteed Notes (Callable 10/01/10 @ $104.25)	(B+, B3)	10/01/15	8.500	933,750
					15,297,599
Telecom - Fixed Line (1.2%)
2,025	Level 3 Communications, Inc. Convertible Notes §	(CCC-, Caa3)	03/15/10	6.000	1,842,750
775	Time Warner Telecom Holdings, Inc., Global Company Guaranteed Notes (Callable 02/15/09 @ $104.62)	(CCC+, B3)	02/15/14	9.250	821,500
					2,664,250
Telecom - Integrated/Services (3.9%)
1,525	Cincinnati Bell, Inc., Global Senior Subordinated Notes (Callable 01/15/09 @ $104.19)	(B-, B2)	01/15/14	8.375	1,563,125
1,225	Hawaiian Telcom Communications, Inc., SeriesB, Global Company Guaranteed Notes (Callable 05/01/10 @ $106.25) §	(CCC+, B3)	05/01/15	12.500	1,313,813
850	Hughes Network Systems LLC, Rule 144A, Senior Notes (Callable 04/15/10 @ $104.75) ‡	(B-, B1)	04/15/14	9.500	884,000
125	LCI International, Inc., Senior Notes	(NR, NR)	06/15/07	7.250	125,625
800	Level 3 Financing, Inc., Rule 144A, Senior Notes (Callable 11/01/10 @ $104.63) ‡	(CCC-, B2)	11/01/14	9.250	809,000
1,250	PanAmSat Corp., Global Company Guaranteed Notes (Callable 08/15/09 @ $104.50) §	(B, B2)	08/15/14	9.000	1,312,500
375	Qwest Communications International, Inc., Global Company Guaranteed Notes (Callable 02/15/08 @ $103.63)	(B, B2)	02/15/11	7.250	382,500
1,900	Qwest Communications International, Inc., Series B, Global Company Guaranteed Notes (Callable 02/15/09 @ $103.75)	(B, B2)	02/15/14	7.500	1,947,500
350	Windstream Corp., Rule 144A, Senior Notes ‡§	(BB-, Ba3)	08/01/13	8.125	375,375
375	Windstream Corp., Rule 144A, Senior Notes (Callable 08/01/11 @ $104.31) ‡§	(BB-, Ba3)	08/01/16	8.625	406,406
					9,119,844
Telecom - Wireless (4.7%)
50	American Tower Corp., Global Senior Notes (Callable 10/15/08 @ $103.56)	(BB-, Ba3)	10/15/12	7.125	51,250
750	Centennial Cellular Communications Corp., Global Company Guaranteed Notes (Callable 06/15/08 @ $105.06)	(CCC, B2)	06/15/13	10.125	808,125
1,000	Centennial Communications Corp. Global Senior Notes (Callable 01/01/09 @ $107.50)	(CCC, Caa2)	01/01/13	10.000	1,042,500
1,275	Cricket Communications, Inc., Rule 144A, Senior Notes (Callable 11/01/10 @ $104.69) ‡	(CCC, Caa2)	11/01/14	9.375	1,306,875
495	Dobson Cellular Systems, Inc., Global Secured Notes (Callable 11/01/08 @ $104.94)	(CCC, B1)	11/01/12	9.875	537,075
1,275	Dobson Communications Corp., Global Senior Notes (Callable 10/01/08 @ $104.44) §	(CCC, Caa2)	10/01/13	8.875	1,281,375
750	Horizon PCS, Inc., Global Company Guaranteed Notes (Callable 07/15/08 @ $105.69)	(B-, B3)	07/15/12	11.375	845,625
800	iPCS, Inc., Global Senior Notes (Callable 05/01/08 @ $105.75)	(B-, B3)	05/01/12	11.500	898,000
1,350	Metro PCS Wireless, Inc., Rule 144A, Senior Notes (Callable 11/01/10 @ $104.63) ‡	(CCC, Caa2)	11/01/14	9.250	1,368,562
500	Rural Cellular Corp., Global Senior Notes (Callable 08/01/07 @ $104.94)	(CCC, B3)	02/01/10	9.875	527,500
1,125	Rural Cellular Corp., Global Senior Subordinated Notes (Callable 01/15/07 @ $103.25) §	(CCC, Caa2)	01/15/10	9.750	1,144,688
1,225	Triton PCS, Inc., Global Company Guaranteed Notes (Callable 06/01/08 @ $104.25)	(CCC-, Caa2)	06/01/13	8.500	1,169,875
					10,981,450
Textiles & Apparel (1.1%)
1,025	Levi Strauss & Co., Global Senior Notes (Callable 01/15/10 @ $104.88) §	(B-, B3)	01/15/15	9.750	1,091,625
475	Levi Strauss & Co., Global Senior Notes (Callable 12/15/07 @ $106.13)	(B-, B3)	12/15/12	12.250	532,000
950	Propex Fabrics, Inc., Global Company Guaranteed Notes (Callable 12/01/08 @ $105.00)	(B-, B3)	12/01/12	10.000	859,750
					2,483,375

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Theaters & Entertainment (1.2%)
$1,800	AMC Entertainment, Inc., Global Senior Subordinated Notes (Callable 03/01/09 @ $104.00)	(CCC+, B3)	03/01/14	8.000	$1,734,750
1,150	Cinemark, Inc., Global Senior Discount Notes (Callable 03/15/09 @ $104.88) +	(CCC+, B3)	03/15/14	0.000	941,563
					2,676,313
Transportation - Excluding Air/Rail (0.3%)
651	H-Lines Finance Holding Corp., Global Senior Discount Notes (Callable 04/01/08 @ $105.50) +	(CCC+, Caa1)	04/01/13	0.000	590,783
	TOTAL U.S. CORPORATE BONDS (Cost $293,565,566)				297,164,811
FOREIGN CORPORATE BONDS (13.0%)
Building Materials (0.4%)
1,000	Maax Corp., Global Senior Subordinated Notes (Callable 06/15/08 @ $104.88) (Canada)	(CCC-, Caa1)	06/15/12	9.750	800,000
Chemicals (1.7%)
1,200	Basell AF SCA, Rule 144A, Company Guaranteed Notes (Callable 08/15/10 @ $104.19) (Luxembourg) ‡	(B-, B2)	08/15/15	8.375	1,224,000
1,575	Ineos Group Holdings PLC, Rule 144A, Notes (Callable 02/15/11 @ $104.25) (United Kingdom) ‡	(B-, B2)	02/15/16	8.500	1,523,812
875	Rhodia SA, Global Senior Notes (France)	(B-, B2)	06/01/10	10.250	995,313
150	Rhodia SA, Global Senior Subordinated Notes (Callable 06/01/07 @ $104.44) (France) §	(B-, B3)	06/01/11	8.875	158,250
					3,901,375
Diversified Capital Goods (0.2%)
450	Sensata Technologies BV, Rule 144A, Senior Notes (Callable 05/01/10 @ 104.00) (Netherlands) ‡§	(B-, Caa1)	05/01/14	8.000	436,500
Electronics (1.5%)
450	Avago Technologies Finance, Rule 144A, Senior Notes (Callable 12/01/09 @ $105.06) (Singapore) ‡	(B, B2)	12/01/13	10.125	479,250
600	Avago Technologies Finance, Rule 144A, Senior Subordinated Notes (Callable 12/01/10 @ $105.94) (Singapore) ‡	(CCC+, Caa2)	12/01/15	11.875	663,000
950	Celestica, Inc., Senior Subordinated Notes (Callable 07/01/08 @ $103.94) (Canada) §	(B, B2)	07/01/11	7.875	964,250
1,000	New Asat, Ltd., Global Company Guaranteed Notes (Callable 02/01/08 @ $104.63) (Cayman Islands)	(B-, B3)	02/01/11	9.250	746,250
625	NXP BV/NXP Funding LLC, Rule 144A, Senior Notes (Callable 10/15/11 @ $104.75) (Netherlands) ‡	(B+, B2)	10/15/15	9.500	633,594
					3,486,344
Food & Drug Retailers (0.5%)
1,175	Jean Coutu Group PJC, Inc., Global Senior Subordinated Notes (Callable 08/01/09 @ $104.25) (Canada) §	(B-, Caa2)	08/01/14	8.500	1,158,844
Forestry & Paper (1.8%)
600	Abitibi-Consolidated, Inc., Global Notes (Canada)	(B+, B2)	06/15/11	7.750	538,500
1,050	Abitibi-Consolidated, Inc., Yankee Senior Notes (Canada) §	(B+, B1)	04/01/15	8.375	920,062
850	Bowater Canada Finance Corp., Global Company Guaranteed Notes (Canada)	(B+, B2)	11/15/11	7.950	816,000
750	Smurfit Kappa Funding, Global Senior Notes (Callable 10/01/07 @ $104.81) (Ireland)	(B-, B3)	10/01/12	9.625	797,813
1,000	Smurfit Kappa Funding, Global Senior Subordinated Notes (Callable 01/31/10 @ $103.88) (Ireland)	(B-, Caa1)	04/01/15	7.750	947,500
380	Tembec Industries, Inc., Yankee Company Guaranteed Notes (Callable 06/30/07 @ $100.00) (Canada) §	(CCC-, Ca)	06/30/09	8.625	222,300
					4,242,175
Leisure (0.5%)
1,175	NCL Corp., Global Senior Notes (Callable 07/15/09 @ $105.31) (Bermuda)	(B, B3)	07/15/14	10.625	1,151,500
Media - Cable (1.7%)
1,050	Kabel Deutschland GmbH, Rule 144A, Company Guaranteed Notes (Callable 07/01/09 @ $105.31) (Germany) ‡	(B-, B2)	07/01/14	10.625	1,140,562
150	NTL Cable PLC, Global Senior Notes (Callable 08/15/11 @ $104.56) (United Kingdom)	(B-, B2)	08/15/16	9.125	158,438
700	Ono Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 05/15/09 @ $105.25) (United Kingdom) ‡	(CCC+, B3)	05/15/14	10.500	973,855
883	Telenet Group Holding NV, Rule 144A, Discount Notes (Callable 12/15/08 @ $105.75) (Belgium) ‡+	(CCC+, Caa1)	06/15/14	0.000	798,011
675	Unity Media GmbH, Rule 144A, Senior Notes (Callable 02/15/10 @ $105.06) (Germany) ‡	(CCC+, Caa2)	02/15/15	10.125	857,229
					3,928,095

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
FOREIGN CORPORATE BONDS
Metal & Mining - Excluding Steel (0.0%)
$1,021	International Utility Structures, Inc., Yankee Senior Subordinated Notes (Canada) ø^	(NR, NR)	02/01/08	10.750	$0
Pharmaceuticals (0.6%)
500	Biovail Corp., Yankee Senior Subordinated Notes (Callable 04/01/07 @ $101.97) (Canada)	(BB-, B2)	04/01/10	7.875	503,750
800	Elan Finance PLC, Global Company Guaranteed Notes (Callable 11/15/08 @ $103.88) (Ireland)	(B, B3)	11/15/11	7.750	790,000
					1,293,750
Support - Services (0.4%)
1,000	Ashtead Holdings PLC, Rule 144A, Secured Notes (Callable 08/01/10 @ $104.31) (United Kingdom) ‡	(B, B3)	08/01/15	8.625	1,030,000
Telecom - Integrated/Services (2.4%)
1,000	Global Crossing UK Finance PLC, Global Company Guaranteed Notes (Callable 12/15/09 @ $105.38) (United Kingdom)	(B-, B3)	12/15/14	10.750	1,080,000
1,525	Intelsat, Ltd. Global Notes (Bermuda)	(B, Caa1)	04/15/12	7.625	1,383,937
2,200	Intelsat, Ltd., Rule 144A, Senior Notes (Callable 06/15/11 @ $105.62) (Bermuda) ‡	(B, Caa1)	06/15/16	11.250	2,406,250
650	Nordic Telephone Co. Holdings, Rule 144A, Senior Notes (Callable 05/01/11 @ $104.44) (Denmark) ‡	(B, B2)	05/01/16	8.875	684,125
					5,554,312
Telecom - Wireless (0.2%)
500	Rogers Wireless Communications, Inc., Global Secured Notes (Canada)	(BB, Ba2)	03/15/15	7.500	536,250
Telecommunication Equipment (0.2%)
425	Nortel Networks, Ltd., Rule 144A, Company Guaranteed Notes (Canada) ‡#	(B-, B3)	07/15/11	9.624	440,938
Textiles & Apparel (0.0%)
75	IT Holdings Finance SA, Rule 144A, Senior Notes (Luxembourg) ‡	(CCC+, Caa1)	11/15/12	9.875	93,931
Transportation - Excluding Air/Rail (0.9%)
445	Sea Containers, Ltd., Series B, Yankee Senior Notes (Bermuda) ø§	(NR, NR)	02/15/08	7.875	289,250
1,725	Ship Finance International, Ltd., Global Senior Notes (Callable 12/15/08 @ $104.25) (Bermuda)	(B, B1)	12/15/13	8.500	1,690,500
					1,979,750
	TOTAL FOREIGN CORPORATE BONDS (Cost $30,520,437)				30,033,764
Number of Shares
COMMON STOCKS (1.2%)
Automobile Parts & Equipment (0.0%)
774,557	Cambridge Industries Liquidating Trust*^				0
Chemicals (0.0%)
4,893	Huntsman Corp.*				84,502
Electric - Integrated (0.4%)
28,600	Mirant Corp.*				845,702
Food - Wholesale (0.4%)
845	Crunch Equity Holding LLC, Class A*				844,968
Steel Producers/Products (0.1%)
8,208	WCI Steel Acquisition, Inc.*				225,720
Telecom - Wireless (0.3%)
99,764	Dobson Communications Corp., Class A*				774,169

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2006

Number of Shares		Value
	TOTAL COMMON STOCKS (Cost $2,955,282)	$2,775,061
WARRANTS (0.0%)
Electronics (0.0%)
5,000	Asat Finance LLC, Rule 144A, strike price $18.60, expires 11/01/06 *‡	625
Media - Diversified (0.0%)
204,293	Viasystems, Inc., strike price $25.31, expires 01/31/10 *^	2,043
Telecom - Fixed Line (0.0%)
6,750	GT Group Telecom, Inc., Rule 144A, strike price $0.00, expires 02/01/10 *^‡	0
3,000	Versatel Telecom International NV, strike price $2.81, expires 05/15/08 *	3,482
		3,482
	TOTAL WARRANTS (Cost $3,772,613)	6,150
SHORT-TERM INVESTMENTS (12.9%)
15,000,000	American Beacon Money Market Fund §§	15,000,000
15,000,000	Reserve Funds Primary Fund Class 8 §§	15,000,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $30,000,000)	30,000,000
Par (000)
REPURCHASE AGREEMENTS (10.6%)
$594	Bear Stearns & Co., 5.31%, Dated 10/31/06, due 11/01/06, proceeds at maturity $594,088, (fully collateralized by U.S. Treasury Strips, due 11/15/16, Market Value of collateral is $613,353) §§	594,000
4,968	Bear Stearns & Co., 3.98%, Dated 10/31/06, due 11/01/06, proceeds at maturity $4,968,871, (fully collateralized by U.S. Treasury Strips, due 11/15/16, Market Value of collateral is $5,117,565) §§	4,968,327
19,080	Bear Stearns & Co., 5.31%, Dated 10/31/06, due 11/01/06, proceeds at maturity $19,080,343, (fully collateralized by U.S. Treasury Strips, due 11/15/16, Market Value of collateral is $19,633,587) §§	19,077,527
	TOTAL REPURCHASE AGREEMENTS (Cost $24,639,854)	24,639,854
	TOTAL INVESTMENTS AT VALUE (165.9%) (Cost $385,453,752)	384,619,640
	LIABILITIES IN EXCESS OF OTHER ASSETS (-65.9%)	(152,854,700)
	NET ASSETS (100.0%)	$231,764,940

INVESTMENT ABBREVIATION

NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to a value of $60,139,671 or 26.0% of net assets.

+  Step Bond — The interest rate stated is as of October 31, 2006 and will reset at a future date.

ø  Bond is currently in default.

*  Non-income producing security.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

#  Variable rate obligations — The interest rate shown is the rate as of October 31, 2006.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

October 31, 2006

Assets
Investments in securities at value, including collateral for securities on loan of $54,639,854 (Cost $385,453,752) (Note 2)	$384,619,640[1]
Cash	120,887
Foreign currency at value (cost $980,069)	998,604
Interest receivable	7,674,030
Receivable for investments sold	5,418,592
Prepaid expenses and other assets	28,838
Total Assets	398,860,591
Liabilities
Investment advisory fees (Note 3)	267,619
Administrative fees (Note 3)	22,321
Loan payable (Note 4)	108,000,000
Payable upon return of securities loaned (Note 2)	54,639,854
Payable for investments purchased	3,417,419
Interest payable	537,575
Trustees' fees (Note 3)	48,581
Unrealized depreciation on forward currency contracts (Note 2)	31,406
Other accrued expenses payable	130,876
Total Liabilities	167,095,651
Net Assets
Applicable to 55,410,002 shares outstanding	$231,764,940
Net Assets Consist of
Capital stock, $0.001 par value (Note 6)	$55,410
Paid-in capital (Note 6)	472,859,084
Distributions in excess of net investment income	(656,733)
Accumulated net realized loss on investments and foreign currrency transactions	(239,646,438)
Net unrealized depreciation from investments and foreign currency translations	(846,383)
Net Assets	$231,764,940
Net Asset Value Per Share ($231,764,940 ÷ 55,410,002)	$4.18
Market Price Per Share	$4.50

1  Including $52,183,882 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Year Ended October 31, 2006

Investment Income (Note 2)
Interest	$30,970,718
Securities lending	572,538
Total investment income	31,543,256
Expenses
Investment advisory fees (Note 3)	3,143,752
Administrative fees (Note 3)	178,505
Interest expense (Note 4)	5,807,893
Printing fees (Note 3)	121,241
Trustees' fees (Note 3)	99,438
Legal fees	65,032
Custodian fees	37,019
Audit and tax fees	32,350
Transfer agent fees	25,557
Insurance expense	15,365
Registration fees	14,190
Miscellaneous expense	9,838
Total expenses	9,550,180
Net investment income	21,993,076
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(4,374,616)
Net realized loss on foreign currency transactions	(17,733)
Net change in unrealized appreciation (depreciation) from investments	10,868,951
Net change in unrealized appreciation (depreciation) from foreign currency translations	(12,271)
Net realized and unrealized gain from investments and foreign currency related items	6,464,331
Net increase in net assets resulting from operations	$28,457,407

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
From Operations
Net investment income	$21,993,076	$25,711,992
Net realized loss on investments and foreign currency transactions	(4,392,349)	(1,007,347)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transalations	10,856,680	(18,312,612)
Net increase in net assets resulting from operations	28,457,407	6,392,033
From Dividends
Dividends from net investment income	(22,577,859)	(28,945,089)
Return of capital	(2,225,450)	—
Net decrease in net assets resulting from dividends	(24,803,309)	(28,945,089)
From Capital Share Transactions (Note 6)
Reinvestment of dividends	2,350,913	3,789,959
Net increase in net assets from capital share transactions	2,350,913	3,789,959
Net increase (decrease) in net assets	6,005,011	(18,763,097)
Net Assets
Beginning of year	225,759,929	244,523,026
End of year	$231,764,940	$225,759,929
Distributions in excess of net investment income	$(656,733)	$(4,620,587)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

For the Year Ended October 31, 2006

Cash flows from operating activities
Interest and securities lending income received	$29,460,016
Operating expenses paid	(9,352,170)
Purchases of long-term securities	(246,137,573)
Proceeds from sales of long-term securities	235,991,579
Net cash provided by operating activities		$9,961,852
Cash flows from financing activities
Proceeds from borrowings	108,000,000
Repayment of borrowings	(104,192,107)
Cash dividends paid	(22,452,396)
Net cash used in financing activities		(18,644,503)
Net decrease in cash		(8,682,651)
Cash — beginning of year		9,802,142
Cash — end of year		$1,119,491
RECONCILIATION OF NET DECREASE IN NET ASSETS FROM OPERATION TO NET CASH USED IN OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$28,457,407
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities
Decrease in interest receivable	$116,442
Increase in accrued expenses	32,653
Increase in interest payable	133,367
Increase in prepaid expenses and other assets	32,840
Decrease in advisory fees payable	(850)
Net amortization of discount on investments	(2,199,682)
Purchases of long-term securities	(246,137,573)
Proceeds from sales of long-term securities	235,991,579
Net change in unrealized appreciation on investments and foreign currencies	(10,856,680)
Net realized loss on investments and foreign currencies	4,392,349
Total adjustments		(18,495,555)
Net cash provided by operating activities		$9,961,852
Non-cash activity:
Dividend reinvestments		$2,350,913

See Accompanying Notes to Financial Statements.

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Credit Suisse High Yield Bond Fund

Financial Highlights

	Year Ended

Per share operating performance	10/31/06	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00	10/31/99
Net asset value, beginning of period	$4.12	$4.53	$4.34	$3.53	$4.49	$6.16	$7.98	$8.36
INVESTMENT ACTIVITIES
Net investment income	0.40	0.47	0.53	0.55	0.65[2]	0.84	0.96[2]	0.98
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.11	(0.35)	0.24	0.87	(0.80)	(1.63)	(1.80)	(0.38)
Total from investment activities	0.51	0.12	0.77	1.42	(0.15)	(0.79)	(0.84)	0.60
LESS DIVIDENDS
Net investment income	(0.42)	(0.51)	(0.58)	(0.61)	(0.71)	(0.86)	(0.98)	(0.98)
Return of capital	(0.03)	(0.02)	—	—	(0.10)	(0.02)	—	—
Total dividends	(0.45)	(0.53)	(0.58)	(0.61)	(0.81)	(0.88)	(0.98)	(0.98)
Offering costs charged to paid-in-capital	—	—	—	—	—	—	—	0.00[3]
Net asset value, end of period	$4.18	$4.12	$4.53	$4.34	$3.53	$4.49	$6.16	$7.98
Per share market value, end of period	$4.50	$4.77	$5.24	$4.76	$4.10	$5.07	$6.19	$8.06
Total return (market value)[4]	5.23%	2.71%	25.49%	35.07%	(2.15)%	(3.21)%	(12.15)%	(5.71)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$231,765	$255,760	$244,523	$229,255	$180,889	$219,440	$286,838	$358,679
Average debt per share	$1.96	$2.05	$2.05	$1.81	$1.99	$2.49	$3.47	$3.18
Ratio of expenses to average net assets	4.20%	3.27%	2.51%	2.57%	2.91%	4.29%	4.81%	3.62%
Ratio of expenses to average net assets excluding interest expenses	1.65%	1.68%	1.70%	1.73%	1.78%	1.73%	1.61%	1.53%
Ratio of net investment income to average net assets	9.67%	10.72%	11.99%	13.85%	15.17%	15.22%	12.90%	11.24%
Portfolio turnover rate	61.91%	31.05%	12.10%	15.96%	33.22%	46.11%	31.29%	60.23%

1  The Fund commenced operations on July 28, 1998.

2  Based on average shares outstanding.

3  Amount rounds to less than $0.01.

4  Total return is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total return based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total returns for periods less than one year are not annualized.

5  Annualized.

Period Ended

Per share operating performance	10/31/98[1]
Net asset value, beginning of period	$10.00
INVESTMENT ACTIVITIES
Net investment income	0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.62)
Total from investment activities	(1.38)
LESS DIVIDENDS
Net investment income	(0.24)
Return of capital	—
Total dividends	(0.24)
Offering costs charged to paid-in-capital	(0.02)
Net asset value, end of period	$8.36
Per share market value, end of period	$9.56
Total return (market value)[4]	(1.74)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$359,956
Average debt per share	$1.02
Ratio of expenses to average net assets	1.81%[5]
Ratio of expenses to average net assets excluding interest expenses	1.16%[5]
Ratio of net investment income to average net assets	10.48%[5]
Portfolio turnover rate	15.26%

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

October 31, 2006

Note 1. Organization

Credit Suisse High Yield Bond Fund (the "Fund") is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("Investment Company Act"), as a non-diversified, closed-end management investment company. The Fund's primary objective is to seek high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in its operations and in connection with the preparation of its financial statements.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation ("Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occuring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures establised by the Board of Trustees. At October 31, 2006, the Fund held 0.08% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Trustees with an aggregate cost of $4,335,629 and fair value of $193,200. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2006

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to have the Fund continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

F) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

G) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 100% of the market value of domestic securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity is reinvested into either fully collateralized repurchase agreements with Bear, Stearns & Co., Inc. (an affiliate of the custodian, Custodial Trust Company, and the borrower, Bear, Stearns Securities Corp. (the "Borrower")), registered money market mutual funds (subject to regulatory limitations) or some combination thereof. In the event of default or bankruptcy by the Borrower or its affiliates to the agreement, realization and/or retention of the Fund's collateral may be subject to legal proceedings.

The Fund's securities lending arrangement provides that the Fund and the Borrower will share the net income earned from the securities lending activities. During the year ended October 31, 2006, total earnings from the Fund's investment in cash collateral received in connection with the securities lending arrangement was $3,132,695 of which $2,560,157 was rebated to the Borrower. The Fund retained $572,538 in income from the cash collateral investment. The Fund is entitled to a certain minimum amount of income from its securities lending activities. Securities lending income is accrued as earned.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2006

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2006, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency Contract	Expiration Date	Foreign Currency To Be Sold	Contract Amount	Contract Value	Unrealized (Loss)
British Pound	12/27/06	£(525,000)	$(981,393)	$(1,002,326)	$(20,933)
European Economic Unit	12/27/06	€(1,500,000)	(1,910,970)	(1,921,443)	(10,473)
			$(2,892,363)	$(2,923,769)	$(31,406)

Note 3. Transactions with Affiliates and Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Credit Suisse Asset Management, LLC ("Credit Suisse"). The Advisory Agreement provides for a fee at the annual rate of 1.00% of the first $250 million of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. For the year ended October 31, 2006, investment advisory fees earned were $3,143,752. Effective January 1, 2007, Credit Suisse has agreed to voluntarily waive a portion of its investment advisory fee. After waivers the fee will be as folllows: an annual rate of 0.85% of the first $250 million of the average weekly value of the Fund's total net assets minus the sum of liabilities (other than aggregate indebtness constituting leverage) and 0.60% of the average weekly value of the Fund's total net assets minus the sum of liabilites (other than aggregate indebtness constituting leverage) greater than $250 million.

State Street Bank and Trust Company ("SSB") serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2006, administrative services fees earned by SSB (including out-of-pocket expenses) were $178,505.

The Independent Trustees receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2006, Merrill was paid $6,882 for its services to the Fund.

Note 4. Line of Credit

The Fund has a $150 million line of credit provided by Citibank North America, Inc., under a Revolving Credit and Security Agreement (the "Agreement") dated April 12, 2002, as amended from time to time, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow the lesser of $150 million or 33 1/3% of its gross assets. Interest is payable at the Bank's Base Rate plus a commission of 0.05%. The Fund pays a program fee of 0.20% of the average daily amount leveraged, an administration fee of 0.02% of the average daily amount leveraged and a liquidity fee of 0.15% of the maximum borrowing limit (currently $150 million). The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2006

Fund shall not exceed 33 1/3%. At October 31, 2006 the Fund had loans outstanding under the Agreement of $108,000,000. During the year ended October 31, 2006, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate	Maximum Daily Loan Outstanding
$108,487,671	4.853%	$110,000,000

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments) were $209,909,003 and $202,513,670, respectively.

Note 6. Fund Shares

The Fund has one class of shares of beneficial interest, par value $0.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
Shares issued through reinvestment of dividends	570,527	861,846

Note 7. Concentration of Risk

The Fund invests in securities offering high current income, which generally will be in the lower rating categories of recognized ratings agencies (commonly known as "junk bonds").

These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

Note 8. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended October 31, 2006 and 2005 by the Fund were as follows:

Ordinary Income		Return of Capital
2006	2005	2006	2005
$22,577,859	$27,812,807	$2,225,450	$1,132,282

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, foreign currency gain/(loss), and income from defaulted bonds. At October 31, 2006, the components of distributable earnings on a tax basis for the Fund were as follows:

Accumulated net realized loss	$(239,641,777)
Unrealized depreciation	(1,507,777)
$(241,149,554)

At October 31, 2006, the Fund had capital loss carryforwards of $239,641,777 available to offset possible future capital gains as follows:

Expires October 31,
2007	2008	2009	2010	2011	2012	2013	2014
$30,606,551	$37,573,747	$68,628,620	$77,916,490	$8,291,239	$6,096,544	$1,583,878	$8,944,708

During the tax year ended October 31, 2006, the Fund had $13,855,150 of capital loss carryforward expire.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2006

It is unlikely that the Fund will realize the full benefit of these losses prior to expiration.

At October 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $386,146,549, $9,465,281, $(10,992,190) and $(1,526,909), respectively.

At October 31, 2006, the Fund reclassified $6,774,087 to net investment loss and $9,306,513 to accumulated net realized loss from investments from paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments on sales of defaulted bonds, foreign currency gain/(loss), capital loss carryforwards and Return of Capital Distributions. Net assets were not affected by these reclassifications.

Note 9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 10. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

Credit Suisse High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (the "Fund") at October 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of six years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the fund for each of the periods presented in the period ended October 31, 2000 were audited by other independent auditors, whose report dated December 20, 2000 expressed an unqualified opinion on these financial statements containing those financial highlights.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 18, 2006

Credit Suisse High Yield Bond Fund

Results of Annual Meeting of Shareholder (unaudited)

On April 20, 2006, the Annual Meeting of Shareholders of the Credit Suisse High Yield Bond Fund (the "Fund") was held and the following matter was voted upon:

(1) To elect three trustees to the Board of Trustees of the Fund:

Name of Trustee	For	Withheld
James J. Cattano	50,596,471	1,037,988
Steven Rappaport	50,613,052	1,021,407
Lawrence D. Haber	50,580,060	1,054,399

In addition to the trustees elected at the meeting, Enrique R. Arzac and Lawrence J. Fox continue to serve as Trustees of the Fund. Also, effective July 1, 2006, Terry Fires Bovarnick was appointed to serve as a Trustee of the Fund.

Credit Suisse High Yield Bond Fund

Additional Information (unaudited)

DIVIDEND REINVESTMENT PLAN

Referenced below are policies related to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). These policies apply to shareholders whose shares are registered directly with the Fund in their own name. Shareholders whose shares are purchased through a broker-dealer or nominee should contact such broker-dealer or nominee regarding questions related to the reinvestment of the Fund's dividends.

Pursuant to the Fund's Plan, unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by Computershare as agent for Shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare as the Dividend Disbursing Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to Computershare as the Dividend Disbursing Agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market ("open-market purchases") on the AMEX or elsewhere. If on the record date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued. If on the dividend record date the net asset value per share is greater than the market value (such condition being referred to herein as "market-discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the dividend record date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend record date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next "ex-dividend" date. If, before the Plan Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each

Credit Suisse High Yield Bond Fund

Additional Information (unaudited) (continued)

shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, RI 02940-3010, or call the plan agent at 1-800-730-6001.

LEVERAGE — BENEFITS AND RISKS

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the Management Fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede Credit Suisse in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC. Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Chairman of the Board of Trustees; Nominating Committee Chairman and Audit Committee Member	Chairman since 2005 and Trustee since 2001; current term ends at the 2008 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	42	Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Terry Fires Bovarnick 511 Cambridge Road Bala Cynwyd, Pennsylvania 19004 Date of Birth: 05/02/58	Trustee; Nominating Committee and Audit Committee Member	Since 2006; current term ends at the 2007 annual meeting	Currently retired. Consultant to Chartwell Investment Partners from March 2002 to March 2003; Co-founder and Managing Partner of Chartwell Investment Partners from April 1997 to March 2002.	2	None

James Cattano c/o Primary Resources, Inc. Executive Office 5100 Tamiami Trail N. Naples, FL 34103 Date of Birth: 06/24/43	Trustee; Audit and Nominating Committee Member	Since 2006; Current term ends at the 2009 annual meeting	President, Primary Resouces, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996.	6	None

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 Date of Birth: 07/17/43	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2001; current term ends at the 2007 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972.	6	Director, Winthrop Trust Company.

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Trustee, Audit and Nominating Committee Member	Since 2005; current term ends at the 2009 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	42	Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Lawrence D. Haber* c/o Credit Suisse Asset Management, LLC. Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 06/27/51	Trustee	Since 2006; current term ends at the 2007 annual meeting	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.	6	None

*    Mr. Haber is an "interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of his current position as an officer of Credit Suisse.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

Martha B. Metcalf Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/09/65	Chief Investment Officer	Since 2005	Managing Director; Associated with Credit Suisse since 2005; Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds.

Steven B. Plump Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 02/08/59	Chief Executive Officer and President	Since 2005	Managing Director; Associated with Credit Suisse or its predecessor since 1995; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse. Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer and Vice President	Since 2000	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer since 2006, Senior Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

**  The officers of the Fund shown are officers that make policy decisions.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2001	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

**  The officers of the Fund shown are officers that make policy decisions.

Annual Certifications (unaudited)

The Fund's Chief Executive Officer has filed an annual certification with AMEX that, as of the date of the certification, he was unaware of any violation by the Fund of the AMEX's corporate governance listing standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to stockholders.

Credit Suisse High Yield Bond Fund

Tax Information Letter

October 31, 2006 (unaudited)

Important Tax Information for Shareholders

For the fiscal year ended October 31, 2006 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30, of each year as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

• By calling 1-800-293-1232

• On the Fund's website, www.credit-suisse.com/us

• On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Credit Suisse High Yield Bond Fund

Other Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (CIK)

Literature Request — Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website on the Internet: www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Emerging Markets Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Japan Equity Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-day performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

Credit Suisse High Yield Bond Fund

Summary of General Information (unaudited)

Credit Suisse High Yield Bond Fund is a closed-end, non-diversified management investment company whose shares trade on the American Stock Exchange, LLC. The Fund's American Stock Exchange trading symbol is DHY. It's investment objective is to seek high current income. Credit Suisse Asset Management, LLC is part of the asset management business of Credit Suisse, one of the world's leading banks. With offices focused on asset management in 18 countries, Credit Suisse's asset management business is operated as a globally integrated network to deliver the bank's best investment ideas and capabilities to clients around the world.

Shareholder Information

The market price is published in: The New York Times (daily) under the designation "CrSuiHiY" and The Wall Street Journal (daily), and Barron's (each Monday) under the designation "CrSuisHighYld". Weekly comparative net asset value (NAV) and market price information about Credit Suisse High Yield Bond Fund's shares are published each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's, as well as other newspapers, in a table called "Closed-End Funds"

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800-293-1232 ■ www.credit-suisse.com/us

DHY-AR-1006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2006. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2006.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2005 and October 31, 2006.

	2005	2006
Audit Fees	$31,060	$32,000
Audit-Related Fees(1)	$12,050	$3,250
Tax Fees(2)	$2,400	$2,500
All Other Fees	—	—
Total	$45,510	$37,750

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,150 in 2005 and $3,250 in 2006), and the agreed upon procedures relating to the Fund’s loan facility ($8,900 in 2005).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006.

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	$394,000	N/A
Total	$394,000	N/A

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(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2005 and October 31, 2006 were $14,450 and $5,750, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano, Lawrence Fox and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

4

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the

5

Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

6

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

7

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

8

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are

9

lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

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Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote

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for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the

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private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

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Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check

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preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

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Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

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401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2006

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse High Yield Bond Fund, as of October 31, 2006, is set forth below.

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Martha B. Metcalf Chief Investment Officer Since 2005 Date of Birth: 04/09/65	Managing Director; Associated with Credit Suisse since 2005; Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Ms. Metcalf and the total assets managed within each category as of October 31, 2006.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Martha Metcalf	7	$792 million	4	$159 million	3	$101 million

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may

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include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Ms. Metcalf is compensated for her services by Credit Suisse. Ms. Metcalf’s compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any Fund or account. The factors taken into account in determining a portfolio manager’s bonus include the Fund’s absolute performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc. A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager. Like all employees of Credit Suisse, Ms. Metcalf participates in Credit Suisse’s profit sharing and 401(k) plans.

Securities Ownership.  As of October 31, 2006, Ms. Metcalf did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 6, 2006.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective

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based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven B. Plump
Name:	Steven B. Plump
Title:	Chief Executive Officer
Date:	December 29, 2006

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	December 29, 2006

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